                          SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement       [_] Confidential, for Use of the
                                          Commission Only (as permitted by
                                          Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                               NETWORK SIX, INC.
              ------------------------------------------------
              (Name of Registrant as Specified In Its Charter)

                              DOROTHY M. CIPOLLA
              ------------------------------------------------
                 (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (check the appropriate box):

[X] No fee required

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ________________________________________________________________________

    (2) Aggregate number of securities to which transaction applies:

        ________________________________________________________________________

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ________________________________________________________________________

    (4) Proposed maximum aggregate value of transaction:

        ________________________________________________________________________

    (5) Total fee paid:

        ________________________________________________________________________

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ________________________________________________________________________

    (2) Form, Schedule or Registration Statement No.:

        ________________________________________________________________________

    (3) Filing Party:

        ________________________________________________________________________

    (4) Date Filed:

        ________________________________________________________________________

                                                                   May 28, 1997

Dear Stockholder:

  The annual meeting of the stockholders of Network Six, Inc. will be held on Wednesday, June 25, 1997 at 3:00 p.m. at the Radisson Airport Hotel, 2081 Post Road, Warwick, Rhode Island, 02886.

  Please sign and return the enclosed proxy at your earliest convenience indicating on the bottom of the proxy if you plan to attend the meeting in person.

  The following material is enclosed for your review and action:

  . Notice of the Annual Meeting
  . Proxy Statement
  . Proxy
  . Return Envelope
  . Annual Report

  We hope to see you at the annual meeting. Thank you for your support of Network Six, Inc.

                                          Sincerely,

                                          Kenneth C. Kirsch
                                          Chairman, President and Chief
                                           Executive Officer

KCK/pab

Enclosures
legal/96

                               NETWORK SIX, INC.
                              475 KILVERT STREET
                               WARWICK, RI 02886
                                (401) 732-9000

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD JUNE 25, 1997

TO OUR STOCKHOLDERS:

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Network Six, Inc., (the "Company"), will be held at 3:00 p.m. local time on June 25, 1997, at the Radisson Airport Hotel, 2081 Post Road, Warwick, Rhode Island, for the following purposes:

    1. To elect the following Directors of the Company: Dana H. Gaebe, Kenneth C. Kirsch, Nicholas R. Supron, and Clifton C. Dutton.

    2. To modify the 1993 employee incentive stock option plan to provide for the reservation of 75,000 additional shares of the Company's authorized but unissued Common Stock for employee stock options.

    3. To consider and act upon any other matters which may properly come before the Meeting or any adjournment thereof.

  The Board of Directors has fixed the close of business on May 14, 1997 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and at any adjournments thereof.

  IF YOU ARE UNABLE TO ATTEND THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE SO THAT YOUR SHARES WILL BE REPRESENTED.

                                          By Order of the Board of Directors,

                                          Kenneth C. Kirsch
                                          Chairman, President and Chief
                                           Executive Officer

Warwick, Rhode Island
May 28, 1997

                               NETWORK SIX, INC.

                                PROXY STATEMENT
                                    FOR THE
                      1997 ANNUAL MEETING OF STOCKHOLDERS

  This Proxy Statement is furnished to the holders of the Common Stock and the holder of the Series A Convertible Preferred Stock ("Convertible Preferred Stock") of Network Six, Inc. (the "Company") in connection with the solicitation on behalf of the Board of Directors of the Company of proxies to be used in voting at the Annual Meeting of Stockholders to be held on June 25, 1997, and any adjournments thereof (the "Meeting").

  The enclosed proxy is for use at the Meeting if the stockholder will not be able to attend in person. Any stockholder who executes a proxy may revoke it at any time before it is voted by delivering to the Secretary of the Company either an instrument revoking the proxy or a duly executed proxy bearing a later date. A proxy may also be revoked by any stockholder present at the Meeting who expresses a desire to vote his shares in person. All shares represented by valid proxies received pursuant to this solicitation and not revoked before they are exercised will be voted in the manner specified therein. If no specification is made the proxies will be voted:

   1. To elect the following Directors of the Company: Dana H. Gaebe, Kenneth
  C. Kirsch, Nicholas R. Supron, and Clifton C. Dutton.

   2. To modify the 1993 employee incentive stock option plan to provide for the reservation of 75,000 additional shares of the Company's authorized but unissued Common Stock for employee stock options.

   3. To consider and act upon any other matters which may properly come before the Meeting or any adjournment thereof.

  Only the holders of Common Stock and Convertible Preferred Stock of record at the close of business on May 14, 1997 will be entitled to vote at the Meeting. On April 30, 1997, 721,192 shares of Common Stock and 714,285.71 shares of Convertible Preferred Stock were outstanding. The Preferred Stock converts four shares into one common share. Each common share is entitled to one vote on each matter to be voted upon at the Meeting. Each four preferred shares is entitled to one vote on each matter to be voted upon at the Meeting. A majority of shares entitled to vote is required to be represented at the Meeting to constitute a quorum for the holding of the Meeting. The failure of a quorum to be represented at the Meeting will necessitate adjournment and will subject the Company to additional expense.

  The Notice of Annual Meeting of Stockholders, this Proxy Statement and the accompanying proxy were first mailed to stockholders on or about May 28, 1997.

                                  PROPOSAL 1

  The first proposal for stockholder consideration is election of the nominees as Directors of Network Six, Inc. to serve until the next annual meeting of the Company.

  The four Directors are elected by the affirmative vote of a majority of the Common Stock entitled to vote thereon, represented by person or proxy, at the Annual Meeting when a quorum is present. The holders of the Convertible Preferred Stock are entitled to vote as a class for the election of two Directors. The preferred holders have elected not to have a representative on the Board of Directors at this time.

  Each of the nominees for Director is presently a Director of the Company. Each has consented to being named a nominee in this Proxy Statement and has agreed to serve as a Director if elected at the Meeting. The Board of Directors has no reason to believe that any of the nominees will be unavailable for election. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES FOR ELECTION AS DIRECTORS.

NOMINEES

  The following sets forth, as of the date hereof, information concerning the four nominees for election as Directors of the Company.

  CLIFTON C. DUTTON. Mr. Dutton, 36, has been a Director of the Company since March 1997. Mr. Dutton is President and CEO of Distributed Data Systems, a privately held technology management and software development firm based in Providence, Rhode Island. Mr. Dutton founded Distributed Data Systems in 1993. Previously, he held technical management positions with TSS, Ltd., GTECH Corporation and General Dynamics.

  DANA H. GAEBE. Mr. Gaebe, 53, has been a Director of the Company since February 1976. A partner in the law firm of Gaebe & Kezirian in Providence, Rhode Island, Mr. Gaebe has been engaged in the private practice of law since July 1969.

  KENNETH C. KIRSCH. Mr. Kirsch, 43, has been President of the Company since December 1995, Chief Executive Officer since April 3, 1996 and was elected Chairman in January 1996 by the Board of Directors. From August 1995 until December 1995, he served as Vice President of Sales and Marketing for the Company. From February 1994 until August 1995, Mr. Kirsch was Vice Chairman and Chief Operating Officer of VideoBridge International Corp., a videoconferencing services company. From May 1983 until February 1994, Mr. Kirsch held a number of senior management positions at GTECH Corporation, the leading supplier of on-line lottery systems to state and federal governments worldwide.

  NICHOLAS R. SUPRON. Mr. Supron, 41, is Senior Vice President, Worldwide Operations, for GTECH Corporation. He has been with GTECH since 1984, earlier serving as Vice President, Latin America Sales and Operations, Director of Marketing, Director of Product Management, and Senior Business Consultant. Mr. Supron previously worked for Tenneco, Inc., General Motors, and Brown and Root.

CERTAIN BOARD INFORMATION

  Since last year's annual meeting of stockholders on June 12, 1996, the Board of Directors has held a total of five meetings. All Directors attended all of such meetings or approved all the actions of the Board of Directors and attended all meetings of Board committees of which they were members.

  The Board of Directors has two committees: (i) the Audit Committee and (ii) the Compensation and Option Committee.

  The Audit Committee is authorized by the Board to review, with the Company's independent public accountants, the annual financial statements of the Company prior to publication; to review the work of, and approve non-audit services performed by, such independent accountants; and to make annual recommendations to the Board for the appointment of independent public accountants for the ensuing year. The Audit Committee also reviews the effectiveness of the financial and accounting functions, organization, operations and management of the Company. During 1996, its members were Messrs. Gaebe and Supron. The Audit Committee held one meeting in 1997 to review the Company's 1996 financial statements and to consider other financial and accounting matters. The Audit Committee also held one meeting in early 1995 to review the 1995 financial statements.

  The Compensation and Option Committee reviews and recommends to the Board of Directors the compensation and benefits of all officers of the Company. The Compensation and Option Committee also administers the Company's bonus and stock option plans. Its current members are Messrs. Supron and Gaebe. It held three meetings since last year's annual meeting of stockholders.

  The Board has no nominating committee, as the Board as a whole reviews qualifications and recommends to the stockholders the election of Directors of the Company.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  Mr. Gaebe, a member of the Compensation and Option Committee, is a partner in a law firm that provides legal services to the Company. See "Certain Business Relationships."

  Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Report of the Compensation and Option Committee and Performance Graph shall not be incorporated by reference into any such filings.

                REPORT OF THE COMPENSATION AND OPTION COMMITTEE

  The Compensation Committee was established by the Board of Directors on October 13, 1993 and was given final decision-making authority with respect to stock options on March 23, 1994.

  The principal duties of the Compensation and Option Committee are to: (i) establish the executive compensation policies of the Company; (ii) oversee the design and administration of executive officer compensation programs; (iii) approve specific compensation decisions with respect to executive officers and
(iv) administer stock option programs. The Compensation and Option Committee offers the following report concerning compensation.

  Guiding Principles. The Company applies a consistent philosophy to compensation for all employees, including senior management. In all cases, the Company is committed to maximizing stockholder value and as part of that commitment seeks to align the financial interests of all its employees, including its executive officers, with those of its stockholders. The Company provides executive compensation that is designed to attract and retain highly qualified and seasoned executive officers from the systems integration industry. To ensure that compensation is competitive, the Company compares its pay practices with those of comparable companies. The Compensation and Option Committee administers an executive compensation program that has been crafted in accordance with these guiding principles. It consists of two elements: annual compensation and long-term stock compensation.

  Annual Compensation. Total annual compensation is comprised of two parts: base salary and annual incentive bonus. Both parts are targeted to provide compensation equivalent to that provided by a range of similar companies. Total compensation also reflects the executive's experience, sustained performance and corporate or operating unit performance. Annual incentive bonuses increase or decrease both with Company and individual performance and with achievement of annual financial goals established by the Company.

  Long-Term Stock Compensation. The Company's long-term stock compensation includes stock option programs and stock purchase plans. These programs provide for the retention of key employees as well as the alignment of employees' and stockholders' financial interests since a substantial portion of potential compensation is realized only through increases in stock price.

  CEO Compensation. Generally, the Company compensates its Chief Executive Officer in accordance with the same guiding principles applied to its compensation of other executive officers and employees. Kenneth C. Kirsch, the company's Chief Executive Officer, received a base salary of $90,000 and an incentive bonus of $30,000 in 1996. The incentive bonus was a minimum guaranteed amount. Mr. Kirsch's compensation increased primarily due his promotion to Chairman, President and CEO. In addition, he was only with the Company for a partial year in 1995. The Committee considers the annual compensation paid to Mr. Kirsch to be appropriate and consistent with the compensation received by similarly situated CEOs.

                                          The Compensation and Option
                                           Committee

                                          Dana H. Gaebe
                                          Nicholas R. Supron

                      COMPENSATION OF EXECUTIVE OFFICERS

SUMMARY COMPENSATION TABLE

  The following table discloses compensation received by the persons serving as the Company's Chief Executive Officer (the "Named Executive Officer") for each of the three years ended December 31, 1996.

                                                        LONG TERM
                                                       COMPENSATION
                                                          AWARDS
                                                       -------------
                                ANNUAL COMPENSATION
                             -------------------------   OPTIONS/       ALL OTHER
NAME AND PRINCIPAL POSITION  YEAR SALARY($) BONUSES($)    SARS(#)    COMPENSATION ($)
---------------------------  ---- --------- ---------- ------------- ----------------
Kenneth C. Kirsch(1)....     1996  $90,000   $30,000      25,000           -0-
 Chairman, President and     1995  $25,594   $ 7,869       3,825           -0-
 Chief Executive Officer     1994    -0-       -0-          -0-            -0-

Robert E. Radican(2)....     1996  $15,000   $     0        -0-         $141,620
 Chairman and Chief          1995  $62,981   $     0        -0-         $  3,179
 Executive Officer           1994  $80,000   $69,182        -0-         $  6,944

--------
(1) Served as Vice President Sales and Marketing from August 14, 1995 to December 12, 1995. Appointed President on December 12, 1995, Chairman of the Board in January 1996, and Chief Executive Officer in April 1996.
(2) Served as Chairman and Chief Executive Officer from December 12, 1995 to February 15, 1996. Other compensation includes deferred compensation and car allowance payments made to Mr. Radican.

OPTION GRANTS IN LAST FISCAL YEAR

  The following table provides information on option grants during the year ended December 31, 1996 to the Named Executive Officer.

                                                                              POTENTIAL REALIZABLE
                                                                                VALUE AT ASSUMED
                                                                                 ANNUAL RATES OF
                                           % OF TOTAL                             STOCK PRICE
                                          OPTIONS/SARS                          APPRECIATION FOR
                                           GRANTED TO    EXERCISE                OPTION TERM (3)
                          OPTIONS/SARS    EMPLOYEES IN     PRICE   EXPIRATION ----------------------
   NAME                  GRANTED (#) (1) FISCAL YEAR (2) ($/SHARE)    DATE        5%        10%
   ----                  --------------- --------------- --------- ---------- ---------- -----------
Kenneth C. Kirsch.......     12,500            8.2%        $1.50    12/10/06  $   30,542 $   48,633
Kenneth C. Kirsch.......     12,500            8.2%        $2.00    12/10/06  $   40,722 $   64,844
Robert E. Radican.......          0              0             0           0           0          0

--------
(1) The $2.00 options vest immediately upon grant, the $1.50 options vest over three years; the exercise price of $1.50 per share was at market price, the $2.00 option price was above the market price of the Company's Common Stock on the date of grant.
(2) The Company granted options to purchase 152,550 shares to employees during the year ended December 31, 1996.
(3) The dollar amounts are the result of calculations at assumed rates of appreciation from the exercise price until the expiration date of the options and therefore are not intended to forecast possible future appreciation, if any, of the Company's stock prices.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

No options were exercised by Named Executive Officers in 1996.

BOARD COMPENSATION

  Directors receive $500 per meeting attended and are reimbursed for out-of-pocket expenses incurred for attendance at meetings. On May 17, 1995, the stockholders approved a non-employee stock option plan. Each director will be awarded an option to purchase 1,250 shares of common stock, each year in January, for a maximum of option to purchase 3,750 shares per director.

EMPLOYMENT AGREEMENTS

  The Company is party to a two-year employment agreement with Mr. Kirsch expiring December 31, 1998 which provides for an annual base salary of $160,000, a discretionary incentive bonus, health insurance, car allowance and term life insurance. As part of the new agreement, Mr. Kirsch is required to purchase annually a minimum of $25,000 (and a maximum of $100,000) of the Company's Common Stock. The agreement may only be terminated by the Company upon the employee's death or disability or upon a reasonable determination by the Board of Directors that the employee is not adequately performing his duties under the agreement. The agreement also provides that Mr. Kirsch may not compete with the Company in the United States or its territories for a period from one to two years following termination of his employment depending on the nature of the termination. The agreement provides for a severance payment of up to $160,000, based on the remaining term of the employment contract, if Mr. Kirsch is terminated or, at Mr. Kirsch's option, upon the change of control of the Company.

CERTAIN BUSINESS RELATIONSHIPS

  The law firm of Gaebe and Kezirian, of which Mr. Gaebe is a partner, provides legal services to the Company on an ongoing basis. Mr. Gaebe is a director of the Company. During the year ended December 31, 1996, the Company paid
$211,270 to Gaebe & Kezirian for legal services.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

  Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than ten percent of the Company's Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all
Section 16(a) forms they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended December 31, 1996, all Section 16(a) filing requirements applicable to its executive officers, directors and greater than 10% stockholders were satisfied, except that Robert E. Radican inadvertently failed to file a Form 3 Initial Statement of Ownership of Securities and a Form 4 Statement of Changes of Beneficial Ownership of Securities, relating to Mr. Radican assuming the functions of Chairman of the Board and Chief Executive Officer in December 1995 and to the purchase of an aggregate of 1,000 shares of Common Stock in January 1996, on a timely basis.

PRINCIPAL STOCKHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

  The Company's outstanding voting securities consist of its Common Stock and Convertible Preferred Stock, which vote together as a single class on most matters. The following table sets forth certain information, as of December 31, 1996, concerning beneficial ownership of the Company's voting securities by (i) each person who is known by the Company to be the beneficial owner of more than 5% of such voting securities, (ii) each director of the Company, and
(iii) the Named Executive Officers, (iv) all directors and executive officers of the Company as a group. The Company believes that the beneficial owners of the voting securities listed below, based on information furnished by such owners, have sole voting and investment power with respect to such shares, subject to community property laws where applicable and the information contained in the footnotes to the table below.

                              CONVERTIBLE PREFERRED COMMON STOCK
                               STOCK BENEFICIALLY   BENEFICIALLY PERCENTAGE OF
  NAME OF BENEFICIAL OWNER          OWNED (1)         OWNED(1)   VOTING STOCK
  ------------------------    --------------------- ------------ -------------
Saugatuck Capital Company
 Limited.....................        714,286                0        20.0
 One Canterbury Green
 Stamford, CT 06901
Dana H. Gaebe (2)............            -0-            2,559           *
Clifton C. Dutton (3)........            -0-                0           *
Nicholas R. Supron (4).......            -0-            1,250           *
Kenneth C. Kirsch (5) (6)....            -0-           25,250         2.8
James J. Trainor (7).........            -0-            2,500           *
Robert E. Radican (5)(8).....            -0-           31,900         3.6
Executive Officers and
 Directors as a Group
 (6 persons).................            -0-           63,459         7.0

--------
 * Less than one percent
(1) Includes shares issuable upon the exercise of options that were exercisable as of December 31, 1996 or became exercisable within 60 days of that date. The Convertible Preferred Stock converts each four shares into one share of Common Stock.
(2) The business address for Mr. Gaebe is 128 Dorrance Street, Providence,
    Rhode Island 02903.
(3) The business address for Mr. Dutton is 144 Waterman Street, Providence, RI 02906.
(4) The business address for Mr. Supron is 55 Technology Way, W. Greenwich, RI 02817.
(5) The business address of Mr. Kirsch and Mr. Radican is 475 Kilvert Street, Warwick, Rhode Island 02886.
(6) Includes the 25,000 shares issuable upon the exercise of stock options that were exercisable as of December 31, 1996 or became exercisable within 60 days of that date. These shares are deemed to be outstanding for the purpose of computing the percentage of outstanding Common Stock owned by such person individually and by the group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.
(7) The business address for Mr. Trainor is 217 A Street, N.E., Washington,
    D.C. 20002. On March 21, 1997, Mr. Trainor resigned from the Board of Directors.
(8) The indicated ownership is as of 6/24/96 and is based solely on a Form 4 provided to the Company. It includes 19,750 shares owned by Mr. Radican's wife.

           BACKGROUND OF OFFICERS AND DIRECTORS OTHER THAN NOMINEES

  DONNA GUIDO, Vice President Information Systems. Ms. Guido, 41, joined the Company in 1986 as a Consultant, later to become an application development manager and project manager. Prior to joining the Company, Mrs. Guido was a project manager at Blue Cross of Rhode Island.

  DOROTHY M. CIPOLLA, Chief Financial Officer and Treasurer. Mrs. Cipolla, 41, joined Network Six in 1994 as the Controller and became Chief Financial Officer in January of 1996. Prior to joining Network Six, Mrs. Cipolla was a consultant at Ernst and Whinney, a project manager for Kendall Company and a controller at Garelick Farms and Bird Machine Company. Mrs. Cipolla is a Certified Public Accountant.

                               PERFORMANCE GRAPH

  The following graph demonstrates the performance of the cumulative total return to stockholders of the Company's Common Stock during the previous five years in comparison to the cumulative total return on the NASDAQ Stock Market
(US) and the NASDAQ Computer and Data Processing Services Stocks Index.

                             [GRAPH APPEARS HERE]

                                                 12/31/91    12/31/92      12/31/93      12/30/94      12/29/95    12/31/96
NETWORK SIX, INC.                                $100.00     $1,857.14     $2,971.43     $2,400.00     $714.29     $128.57

NASDAQ TOTAL RETURN INDEX FOR NASDAQ
COMPUTER & DATA PROCESSING SERVICES STOCKS       $100.000    $  107.59     $  113.87     $  138.24     $210.53     $259.99

NASDAQ TOTAL RETURN INDEX FOR THE NASDAQ
STOCK MARKET (US)                                $100.00     $  116.38     $  133.59     $  130.59     $184.67     $227.16

                                  PROPOSAL 2

  The second proposal for stockholder consideration is to amend the Company's 1993 Incentive Stock Option Plan (the "Incentive Plan") to provide for the reservation of 75,000 additional shares of the Company's authorized but unissued common stock for employee stock options.

  The competition for personnel in the Human Services Systems Integration industry is intense, and the supply of senior personnel and project managers is limited. The Company believes that it must offer more than ordinary income compensation packages to attract and retain qualified employees. Talented professionals in the industry today seek some form of ownership in their employers as part of a two-way commitment between the individual and the employer. The Company considers additional stock options an important part of its plan to hire and retain talented employees.

DESCRIPTION OF PLAN

  The Incentive Plan was effective as of April 7, 1993. The aggregate amount of stock which currently may be purchased pursuant to options granted under the Incentive Plan is 125,000 shares. As of April 30, 1997, options to purchase 105,606 shares of common stock had been granted pursuant to the Incentive Plan.

  The Incentive Plan authorizes the Company to issue stock options from time to time to persons who on the date of grant are full-time employees of the Company. The aggregate fair market value of stock, determined at the time of grant of options, for which any single employee may be granted options in any calendar year may not exceed $100,000.

  Options granted under the Incentive Plan are not transferable by the holder, except upon death by will or the laws of descent and distribution. The exercise price of options granted under the Incentive Plan may not be less than the fair market value of the stock on the date of grant of the option. The exercise price of options granted to any person then owning more than 10 percent of the voting power of all classes of the Company's stock may not be less than 110 percent of the fair market value of the stock on the date of grant of the option. Options are fully vested on the grant date or vest over 3 years. No option granted under the Incentive Plan may be exercisable after the expiration of 10 years from the date of grant. No option granted to a person then owning more than 10 percent of the voting power of all classes of the Company's stock may be exercisable after the expiration of five years from the date of grant.

  Subject to the above limitations, options are granted pursuant to the Incentive Plan containing provisions determined by the Board of Directors, acting through the Compensation and Option Committee.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RESERVATION OF AN ADDITIONAL 75,000 SHARES OF THE COMPANY'S COMMON STOCK FOR THE EMPLOYEE INCENTIVE STOCK OPTION PLAN.

                         STOCKHOLDER PROPOSALS FOR THE
                      1998 ANNUAL MEETING OF STOCKHOLDERS

  Any stockholder who wishes to present a proposal for consideration at the Annual Meeting of Stockholders to be held in 1998 must submit such proposal in accordance with the rules promulgated by the Securities and Exchange Commission. In order for a proposal to be included in the Company's proxy materials relating to the 1998 annual meeting, the stockholder must submit such proposal in writing to the Company so that it is received not later than December 21, 1997. Such proposals should be addressed to Secretary, Network Six, Inc., 475 Kilvert Street, Warwick, Rhode Island, 02886.

                                 OTHER MATTERS

  The Board of Directors has no knowledge of any business to be presented for consideration at the Meeting other than as described above. Should any such other matters properly come before the Meeting or any adjournment thereof, the persons named in the enclosed proxy will have discretionary authority to vote such proxy in accordance with their best judgment on such other matters and with respect to matters incident to the conduct of the Meeting.

  A copy of the Company's 1996 Annual Report to Stockholders is being mailed with this Proxy Statement. Additional copies of the Annual Report and the Notice of Annual Meeting of Stockholders, Proxy Statement and accompanying proxy may be obtained from the Company.

  A list of stockholders of record entitled to be present and vote at the Meeting will be available at the offices of the Company, 475 Kilvert Street, Warwick, Rhode Island 02886, for inspection by the stockholders during regular business hours from May 28, 1997 to the date of the Meeting and will be available during the Meeting for inspection by stockholders who are present.

  In order to assure the presence of the necessary quorum at the Meeting, please sign and mail the enclosed proxy promptly in the envelope provided. No postage is required if mailed within the United States. The signing of the proxy will not prevent your attending the Meeting and voting in person, should you so desire.

                                          By Order of the Board of Directors,

                                          Kenneth C. Kirsch
                                          Chairman, President and Chief
                                           Executive Officer

May 28, 1997

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE

                                       FOR     WITHHOLD    FOR ALL EXCEPT

1) To elect the following Directors    [_]       [_]          [_]
   of the Company:

   DANA H. GAEBE, KENNETH C. KIRSCH, NICHOLAS R. SUPRON AND CLIFTON C. DUTTON

If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box, and strike a line through the nominee(s) name.

    RECORD DATE SHARES:

                                               ------------------------
 Please be sure to sign and date this Proxy.    Date
-----------------------------------------------------------------------



 Stockholder sign here                      Co-owner sign here
-----------------------------------------------------------------------

                                            For   Against   Abstain
2.  To modify the 1993 employee incentive   [_]     [_]       [_]
    stock option plan to provide for the
    reservation of 75,000 additional
    shares of the Company's authorized
    but unissued common stock.

                                            For   Against   Abstain
3.  To consider and act upon any other      [_]     [_]       [_]
    matters which may properly come
    before the meeting or any
    adjournment thereof.

Mark box at right if comments or address             [_]
change have been noted on the reverse
side of this card.



                               NETWORK SIX, INC.

    Dear stockholder:

    Please take note of the important information enclosed with this Proxy Ballot. There are a number of issues related to the management and operation of your Company that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

    Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

    Please mark the boxes on the proxy card to indicate how your shares shall be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

    Your vote must be received prior to the Annual Meeting of Stockholders, June 25, 1997.

    Thank you in advance for your prompt consideration of these matters.

    Sincerely,

    Kenneth C. Kirsch
    Network Six, Inc.

                               NETWORK SIX, INC.
                     475 KILVERT STREET WARWICK, RI 02886
                                (401) 732-9000
                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD JUNE 25, 1997

KNOW ALL MEN BY THESE PRESENTS, That I (we) the undersigned stockholder(s) in NETWORK SIX, INC., do hereby appoint Kenneth C. Kirsch, Dorothy M. Cipolla and Dana H. Gaebe, or any one of them, my (our) true and lawful Attorneys, with the power of substitution for me (us) and in my (our) name, to vote at the meeting of the stockholders of said Network Six, to be held at 3:00 p.m. local time on June 25, 1997 at the Radisson Airport Hotel, 2081 Post Road, Warwick, Rhode Island for the purposes listed on the reverse.

The Board of Directors has fixed the close of business May 14, 1997 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and at any adjournment thereof.

If you are unable to attend the meeting, you are requested to complete, sign, date and return the accompanying proxy in the enclosed postage-paid envelope so that your shares will be represented.

                 PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND
                     RETURN PROMPTLY IN ENCLOSED ENVELOPE

       Please sign this proxy exactly as your name appears on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?                          DO YOU HAVE ANY COMMENTS?

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